EXHIBIT 21

                    SUBSIDIARIES OF PRIDE INTERNATIONAL, INC.


                                                 STATE OR OTHER JURISDICTION OF
SUBSIDIARY                                       INCORPORATION OR ORGANIZATION
----------                                       -----------------------------
Petroleum Supply Company                         Texas
Pride Offshore, Inc.                             Delaware
Ranger Well Service                              Texas
Ranger Corporation                               Delaware
Pride International Holdings, Inc.               Delaware
Pride Drilling, Inc.                             Texas
Pride International Management Company           Delaware
Forwest Inc.                                     Texas
Pride International Ltd.                         British Virgin Islands
Pride South America Ltd.                         British Virgin Islands
Pride International, C.A.                        Venezuela
Pride Cyprus Ltd.                                Cyprus
Pride Limassol Ltd.                              Cyprus
Pride International JSC                          Russia
Pride International, S.A.                        Argentina
Perforaciones Quitral-Co. de Venezuela, S.A.     Venezuela
Pride Peru S.A.                                  Peru
Ingeser de Colombia, S.A.                        British Virgin Islands
Pride Global Ltd.                                British Virgin Islands
SE Pacific Drilling Ltd.                         British Virgin Islands
Westville Management Corporation                 British Virgin Islands
Utah Drilling Limited                            British Virgin Islands
Pride International Personnel, Ltd.              British Virgin Islands

                                                 STATE OR OTHER JURISDICTION OF
SUBSIDIARY                                       INCORPORATION OR ORGANIZATION
----------                                       -----------------------------
Pride U.S. Personnel, Ltd.                       British Virgin Islands
Pride-Forasol-Foramer Ltd.                       British Virgin Islands
Dupont Maritime Ltd.                             British Virgin Islands
Durand Maritime Ltd.                             British Virgin Islands
Martin Maritime Limited                          Bahamas
Sonamer Limited                                  Bahamas
Forasub, B.V.                                    The Netherlands
Forasol, S.A.                                    France
Forinter Ltd.                                    Jersey
Foramer S.A.                                     France
Al Jazirah Forasol Drilling Corporation          Liberia
Basafojagu (HS) Inc.                             Liberia
Caland Boren B.V.                                The Netherlands
Compagnie Monegasque De Services Comoser s.a.m.  Monaco
Dayana Finance S.A.                              Panama
Drilling Labor Services PTE Ltd.                 Singapore
Foracasp                                         CEI
Foradel SDN B.H.D.                               Malaysia
Forafels Inc.                                    Panama
Forarom sri                                      Romania
Forasol Drilling (West Africa) Ltd.              Abuja
Forasol Arabia Limited                           Saudi Arabia
Foratex Inc.                                     Texas
C.A. Foravep                                     Venezuela
Hispano Americana de Petroleos S.A. HAPSA        Argentina

                                                 STATE OR OTHER JURISDICTION OF
SUBSIDIARY                                       INCORPORATION OR ORGANIZATION
----------                                       -----------------------------
Horwell S.A.                                     France
Internationale de Travaux et de Materiel (I.T.M.)France
National Drilling & Services Co., L.L.C.         Oman
S.B.M. France                                    France
Societe Maritime De Services SOMASER             France
Dupont Maritime Ltd.                             Liberia
Inter-Drill Limited Bahamas                      Bahamas
Gisor Limited                                    United Kingdom
Foramac Drilling Limited                         United Kingdom